Exhibit 10.5

METHYLGENE INC.

Amended and Restated Stock Option Plan

SECTION 1 – DEFINITIONS

The following terms when used herein shall have the meaning hereinafter ascribed:

1.1                               “Blackout Expiration Term” shall have meaning ascribed thereto in Section 7.1.2;

1.2                               “Blackout Period” shall have the meaning ascribed thereto in Section 7.1.2;

1.3                               “Board” shall have the meaning ascribed thereto in Section 3.1;

1.4                               “Cause” shall mean:

1.4.1                     the neglect or failure to fulfill conscientiously and diligently obligations assigned by the board or to carry out lawful orders relating to employment with any one of the Companies; or

1.4.2                     wanting in adequate capacity or qualification to fulfill senior executive functions; or

1.4.3                     habitual inability to carry out functions of employment due to alcohol or drug related causes; or

1.4.4                     the commission of any indictable offense or act which denotes moral turpitude, whether relating or not to the course of employment; or

1.4.5                     any dishonest or fraudulent act relating directly or indirectly to the course of employment;

1.5                               “Code” shall have the meaning ascribed thereto in Section 5.1;

1.6                               “Common Shares” shall mean the common shares of the Company;

1.7                               “Companies” shall mean the Company and its subsidiary bodies corporate, present and future;

1.8                               “Company” shall mean MethylGene Inc.;

1.9                               Consultant” shall mean a person engaged to provide ongoing management or consulting services;

1.10                        “Designated Exchange” shall mean The Toronto Stock Exchange or the stock exchange as may be designated from time to time by the Board;

1.11                        “Event” shall have the meaning ascribed thereto in Section 9.2.1;

1.12                        “Fair Market Price” on any particular day means the market price for one Common Share and shall be calculated by reference to the reported closing sale price for the Common Shares on the Designated Exchange on the last trading day before the day on which the option is granted, or, if no sale is reported on that day on such exchange, the reported closing sale price for the Common Shares on the secondary exchange designated by the Board on the last trading day before the day on which the option is granted, or, if no sale is reported on any securities exchange on that day, the “Market Price” shall be deemed to be the volume weighted average trading price for the Common Shares for the five days preceding the date of grant during which the Common Shares were traded on such securities exchange on which such Common Shares are listed;

1.13                        “Optionee” shall have the meaning ascribed thereto in Section 4.1;

1.14                        “Plan” shall mean this stock option plan of the Company, as the same may be amended and supplemented from time to time;

1.15                        “Share Compensation Arrangement” means a stock option, stock option plan, employee stock purchase plan or any other compensation or incentive mechanism involving the issuance or potential issuance of shares to one or more employees or directors, including a share purchase from treasury which is financially assisted by the Company by way of a loan, guarantee or otherwise;

1.16                        “Successor Corporation” shall mean any company resulting or continuing from a consolidation, merger, amalgamation, reorganization or arrangement of the Company;

1.17                        “U.S. Optionee” shall have the meaning ascribed thereto in Section 10.1;

1.18                        “U.S. Securities Act” shall have the meaning ascribed thereto in Section 11.1; and

1.19                        “Withholding Tax Amount” shall have the meaning ascribed thereto in Section 7.1.9.

SECTION 2 – PURPOSE OF THE PLAN

2.1                               The purpose of this Plan is to provide employees, directors, officers and Consultants of the Companies with a proprietary interest through the granting of options to purchase shares of the Company, subject to certain conditions as hereinafter set forth, for the following purposes:

2.1.1                     to increase the interest in the Companies’ welfare of those employees, directors, officers and Consultants who share primary responsibility for the management, growth and protection of the business of the Companies;

2.1.2                     to furnish an incentive to such employees, directors, officers and Consultants to continue their services for the Companies; and

2.1.3                     to provide a means through which the Companies may attract able persons to enter their employment.

2.2                               For the purposes of the Plan, a subsidiary of the Company shall be any company in an unbroken chain of companies beginning with the Company if, at the time of the granting of the option hereunder, each of the companies other than the last company in the unbroken chain owns stock to which are attached more than 50% of the aggregate number of votes attached to the outstanding shares of all classes of stock in the company directly below that company in such chain.

SECTION 3 – ADMINISTRATION OF THE PLAN

3.1                               The Plan shall be administered by the Board or if the Board by resolution so decides by a committee of the Board (the Board or, as the case may be, such committee being hereinafter referred to as the “Board”).

3.2                               The Board may, from time to time, as it may deem expedient, adopt, amend and rescind rules and regulations for carrying out the provisions and purposes of the Plan. The interpretation, construction and application of the Plan and any provisions thereof made by the Board shall be final and binding on all holders of options granted under the Plan and all persons eligible under the provisions of the Plan to participate therein. No member of the Board shall be liable for any action taken or for any determination made in good faith in the administration, interpretation, construction or application of the Plan.

SECTION 4 – GRANTING OF OPTIONS

4.1                               The Board may, from time to time by resolution, designate employees, directors, officers or Consultants of any of the Companies to whom options to purchase Common Shares may be granted (an “Optionee”) and the number of Common Shares to be optioned to each of them, provided that:

4.1.1                     the total number of Common Shares to be optioned under this Plan shall not exceed the number provided for in Section 5 hereof;

4.1.2                     the aggregate number of Common Shares reserved for issuance to any one Optionee under the Plan or any other Share Compensation Arrangement of the Company, if any, shall not exceed 5% of the total of the issued and outstanding Common Shares;

4.1.3                     the aggregate number of Common Shares which may be issued to any one insider of the Company and such insider’s associates under the Plan or any other Share Compensation Arrangement of the Company, if any, within one-year period, is limited to 5% of the total of the issued and outstanding Common Shares;

4.1.4                     the aggregate number of Common Shares reserved for issuance at any time to insiders of the Company under the Plan and any other Share Compensation Arrangement of the Company, if any, is limited to 10% of the total of the issued and outstanding Common Shares; and

4.1.5                     the aggregate number of Common Shares issued to insiders of the Company under the Plan and any other Share Compensation Arrangement of the Company, if any, within any one-year period, is limited to 10% of the total of the issued and outstanding Common Shares.

For the purposes of this Section 4, the terms “insider” and “associate” shall have the respective meanings ascribed thereto in the policy of The Toronto Stock Exchange governing share compensation arrangements set forth at Sections 626 and following of the Toronto Stock Exchange Company Manual.

4.2                               Options may only be granted by the Company pursuant to resolutions of the Board. No option shall be granted to any person who is not an employee, director, officer or Consultant of any of the Companies.

4.3                               Any option granted under this Plan shall be subject to the requirement that, if at any time counsel to the Company shall determine that the listing, registration or qualification of the Common Shares subject to such option upon any securities exchange or under any law or regulation of any jurisdiction, or the consent or approval of any securities exchange or any governmental or regulatory body, is necessary as a condition of, or in connection with, the grant or exercise of such option or the issuance or purchase of Common Shares hereunder, such option may not be accepted or exercised in whole or in part unless such listing, registration, qualification, consent or approval shall have been effected or obtained on conditions acceptable to the Board. Nothing herein shall be deemed to require the Company to apply for or to obtain such listing, registration, qualification, consent or approval.

SECTION 5 – SHARES SUBJECT TO THE PLAN

5.1                               The maximum number of Common Shares which may be issued under this Plan shall not exceed 35,000,000 Common Shares subject to adjustment pursuant to the provisions of Section 8 hereof. In accordance with the foregoing, a total of 35,000,000 Common Shares shall be and they are hereby set aside and reserved for allotment for the purpose of this Plan.  All of the aforementioned Common Shares shall be available for issue under “incentive stock options” within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended, of the United States (the “Code”).

5.2                               Common Shares in respect of which options are not exercised, due to the expiration, termination or lapse of such options, shall be available for options to be granted thereafter pursuant to the provisions of this Plan.

SECTION 6 – OPTION PRICE

6.1                               The purchase price for Common Shares under each option granted by the Board pursuant to this Plan shall not be less than the Fair Market Price (as provided in Section 1.12 of this Plan) of such Common Shares at the time the option is granted.

SECTION 7 – CONDITIONS GOVERNING OPTION

7.1                              Each option shall be subject to the following conditions:

7.1.1                     Employment

The granting of an option to an employee, director, officer or Consultant shall not impose upon any of the Companies any obligation to retain the Optionee in its employ or as a director or officer thereof or to continue to use the services of such Consultant.

7.1.2                     Option Term

The period during which an option is exercisable shall not, subject to the provisions of this Plan, exceed 10 years from the date the option is granted. The vesting period of options granted hereunder will be determined by the Board at the time of the granting of the options.

If the term of an option expires during, or within ten business days after the expiration of, a Blackout Period, then the term of such option or the unexercised portion thereof, shall be extended by ten business days after the expiration of the Blackout Period (the “Blackout Expiration Term”), provided that the Blackout Expiration Term will be reduced by the number of days between the date of the expiration of the term of the option and the end of the Blackout Period (for illustrative purposes only, an option whose term expires two days after the Blackout Period ends will only have an additional eight days to exercise). For the purposes of this Plan, “Blackout Period” means a period when the Optionee is prohibited from trading in the Company’s securities pursuant to a blackout or restricted period imposed or recommended by the Company;

7.1.3                     Exercise of Options

Prior to its expiration or earlier termination in accordance with this Plan, each option shall be exercisable as to all or such part or parts of the optioned Common Shares and at such time or times as the Board, at the time of granting the particular option, may determine in its sole discretion.

7.1.4                     Non-assignability of Option Rights

Each option granted hereunder is personal to the Optionee and shall not be assignable or transferable by the Optionee, whether voluntarily or by operation of law, except by will or by the laws of succession of the domicile of the deceased Optionee. No option granted hereunder shall be pledged, hypothecated, charged, transferred, assigned or otherwise encumbered or disposed of on pain of nullity.

7.1.5                     Effect of Termination of Employment or Death

7.1.5.1           Upon an Optionee’s employment or a Consultant’s consultation agreement with the Companies being terminated for Cause or resignation or termination at a time at which grounds for dismissal or termination for Cause exist, or upon an Optionee being removed from office as a director for Cause, any option or the unexercised portion thereof granted to him shall terminate forthwith.

7.1.5.2           Upon an Optionee’s employment with the Companies being terminated otherwise than by reason of death, termination for Cause or retirement at normal retirement age, or upon an Optionee ceasing to be a director other than by reason of death or removal, any option or unexercised part thereof granted to such Optionee may be exercised by him for that number of Common Shares only which he was entitled to acquire under the option pursuant to Section 7.1.3 hereof at the time of such termination or cessation. Such option shall be exercisable for a period of not more than 90 days after such termination or cessation (as determined by the Board at the time of such termination or cessation and advised to the Optionee) or prior to the expiration of the term of the option, whichever occurs earlier.

7.1.5.3           If an Optionee dies while employed by the Companies or while serving as a director or Consultant of the Companies, any option or unexercised part thereof granted to such Optionee may be exercised by the person to whom the option is transferred by will or the laws of descent and distribution for that number of Common Shares only which he was entitled to acquire under the option pursuant to Section 7.1.3 hereof at the time of his death. Such option shall only be exercisable within 180 days after the Optionee’s death or prior to the expiration of the term of the option, whichever occurs earlier.

7.1.6                     Rights as a Shareholder

The Optionee (or his personal representatives or legatees) shall have no rights whatsoever as a shareholder in respect of any shares covered by his option until the date of issuance of a share certificate to him (or his personal representatives or legatees) for such shares.  Without in any way limiting the generality of the foregoing, no adjustment shall be made for dividends or other rights for which the record date is prior to the date such share certificate is issued.

7.1.7                     Exercise and Payment

Subject to the provisions of this Plan, an option granted under this Plan shall be exercisable (from time to time as provided in Section 7.1.3 hereinabove) by the Optionee (or his personal representatives or legatees) by delivery to the Company at its registered office (or by any other method as directed by the Company) of:

7.1.7.1           a written notice of exercise addressed to its Chief Executive Office or Chief Financial Officer substantially in the form of Schedule A to this Plan, or such other form of notice of exercise as may be approved by the Board from time to time:

(i)                                     specifying the number of Common Shares with respect to which the option is being exercised, and

(ii)                                  specifying the Optionee’s election that the Company satisfy such exercise by:

(A)                               Cash Payment – making (or causing to be made) a cash payment in an amount calculated as the excess of (X) the product of the Fair Market Price as at the date of such exercise (if such Fair Market Price is greater than the applicable option price) and the number of Common Shares subject to the option exercise over (Y) the product of the applicable option price and the number of such Common Shares, less any applicable withholding tax that may be required in accordance with Section 7.1.9 and any applicable fees;

provided, however, that if the Optionee has elected to exercise an option pursuant to this Section 7.1.7.1(ii)(A), the Company may determine in its sole discretion to satisfy such exercise by requiring the Optionee to elect that the Company either: (I) issue to such Optionee from treasury the specified number of Common Shares subject to the option exercise in lieu of a cash payment, or (II) issue to such Optionee from treasury the number of Common Shares determined in accordance with Section 7.1.8 in lieu of a cash payment; or

(B)                               Issuance of Common Shares from Treasury – issuing to the Optionee from treasury the specified number of Common Shares subject to the option exercise; or

(C)                               Cashless Exercise – issuing to the Optionee from treasury the number of Common Shares determined in accordance with Section 7.1.8; and

7.1.7.2           if the Optionee elects to exercise such option in accordance with Section 7.1.7.1(ii)(A) and the Company determines to satisfy such exercise by requiring the Optionee to elect that the Company issue Common Shares from treasury in lieu of a cash payment and the Optionee elects that the Company issue Common Shares from treasury as set out in Section 7.1.7.1(ii)(A)(I) or if the Company elects to exercise such option in accordance with Section 7.1.7.1(ii)(B), the Optionee must provide (i) full payment, by certified cheque, of the purchase price for the number of Shares specified therein and, (ii) where required by the Company in accordance with Section 7.1.9, payment in full of the amount of tax the Company is required to remit on behalf of the Optionee as a result of the exercise of the option.

If the Optionee elects to exercise his or her option in accordance with Section 7.1.7.1(ii)(A) (and the Company does not determine to satisfy such exercise by issuing Common Shares from treasury in lieu of a cash payment as set out in Section 7.1.7.1(ii)(A)), the Company shall following its acceptance of such election, satisfy such exercise by issuing (or causing to be issued) a cheque payable to the Optionee in an amount calculated as the excess of (X) the product of the Fair Market Price as at the date of such exercise and the number of Common Shares subject to the option exercise over (Y) the product of the applicable option price and the number of such Common Shares, less any applicable withholding tax that may be required in accordance with Section 7.1.9 and any applicable fees.

If required by the Board by notification to the Optionee at the time of granting of the option, it shall be a condition of such exercise that the Optionee shall represent that he is purchasing the Common Shares in respect of which the option is being exercised for investment only and not with a view to resale or distribution.

7.1.8                     Cashless Exercise

In lieu of paying the aggregate option price to purchase Common Shares as set forth in Section 7.1.7 but subject to Section 7.1.9, the Optionee may elect to receive, without payment of cash or other consideration, upon surrender of the applicable portion of a then vested and exercisable option to the Company at the address set out in Section 7.1.7, a number of Common Shares determined in accordance with the following formula:

A = B (C - D)/C,

where:

A = the number of Common Shares be issued to the Optionee pursuant to this Section 7.1.8;

B = the number of Common Shares otherwise issuable upon the exercise of the option or portion of the option being exercised;

C = the Market Price of one Common Share determined as of the date of delivery of the written notice referred to in Section 7.1.7; and

D = the option price.

7.1.9                     Taxes

Upon the exercise of an option, the Optionee shall make arrangements satisfactory to the Company regarding payment of any federal, state, provincial, local or other taxes of any kind required by law to be paid in connection with the exercise of the option.  In order to satisfy the Company’s obligation, if any, to remit an amount to a taxation authority on account of the Optionee’s taxes in respect of the exercise, transfer or other disposition of an option (the “Withholding Tax Amount”), the Company shall have the right, at its sole discretion, to:

7.1.9.1           withhold amounts from any amount or amounts owing to the Optionee, whether under this Plan or otherwise;

7.1.9.2           require the Optionee to pay to the company the Withholding Tax Amount as a condition of exercise of the option by an Optionee; or

7.1.9.3           withhold from the Common Shares otherwise deliverable to the Optionee on exercise of the option such number of Common Shares as have a market value not less than the Withholding Tax Amount and cause such withheld Common Shares to be sold on the Optionee’s behalf to fund the Withholding Tax Amount, provided that any proceeds from such sale in excess of the Withholding Tax Amount shall be promptly paid over to the Optionee.

Notwithstanding the foregoing, nothing shall preclude the Company and the Optionee from agreeing to use a combination of the methods described in this Section 7.1.9 or some other method to fund the Withholding Tax Amount.

SECTION 8 – ADJUSTMENT TO SHARES SUBJECT TO THE OPTION

8.1                               In the event of any subdivision or redivision of the Common Shares into a greater number of Common Shares at any time after the grant of an option to any Optionee and prior to the expiration of the term of such option, the Company shall deliver to such Optionee at the time of any subsequent exercise of his option in accordance with the terms hereof in lieu of the number of Common Shares to which he was theretofore entitled upon such exercise, but for the same aggregate consideration payable therefor, such number of Common Shares as such Optionee would have held as a result of such subdivision or redivision if on the record date thereof the Optionee had been the registered holder of the number of Common Shares to which he was theretofore entitled upon such exercise.

8.2                               In the event of any consolidation of the Common Shares into a lesser number of Common Shares at any time after the grant of an option to any Optionee and prior to the expiration of the term of such option, the Company shall deliver to such Optionee at the time of any subsequent exercise of his option in accordance with the terms hereof in lieu of the number of Common Shares to which he was theretofore entitled upon such exercise, but for the same aggregate consideration payable therefore, such number of Common Shares as such Optionee would have held as a result of such consolidation if on the record date thereof the Optionee had been the registered holder of the number of Shares to which he was theretofore entitled upon such exercise.

8.3                               If at any time after the grant of an option to any Optionee and prior to the expiration of the term of such option, the Common Shares shall be reclassified, reorganized or otherwise changed, otherwise than as specified in Sections 8.1 and 8.2 or, subject to the provisions of Section 9.2.1 hereof, the Company shall consolidate, merge amalgamate, reorganize or be arranged, the  Optionee shall be entitled to receive upon the subsequent exercise of his option in accordance with the terms hereof and shall accept in lieu of the number of Shares then subscribed for but for the same aggregate consideration payable therefor, the aggregate number of shares of the appropriate class and/or other securities Company or the Successor Corporation (as the case may be) and/or other consideration from the Company or the Successor Corporation (as the case may be) that the Optionee would have been entitled to receive as a result of such reclassification, reorganization or other change of shares or, subject to the provisions of Section 9.2.1 hereof, as a result of such consolidation, merger, amalgamation, reorganization or arrangement if on the record date of such reclassification, reorganization or other change of shares or the effective date of such consolidation, merger, amalgamation, reorganization or arrangement, as the case may be, he had been the registered holder of the number of Common Shares to which he was immediately theretofore entitled upon such exercise.

SECTION 9 – AMENDMENT OR CONTINUANCE OF THE PLAN

9.1                               The Board may amend or discontinue the Plan at any time without notice or approval from the shareholders of the Company or any Optionee, for any purpose whatsoever, including, without limitation for the purpose of:

9.1.1                     amendments of a “housekeeping” nature, which include, without limitation, amendments to ensure continued compliance with applicable laws, regulations, rules or policies of any regulatory authority and amendments to remove any ambiguity or to correct or supplement any provision contained in the Plan which may be incorrect or incompatible with any other provision of the Plan;

9.1.2                     a change to the vesting provisions of an option of the Plan;

9.1.3                     a change to the termination provisions of an option or the Plan which does not entail an extension beyond the original expiration date;

9.1.4                     the addition of a cashless exercise feature payable in cash or securities; and

9.1.5                     the addition of any form of financial assistance under the Plan.

provided, however, that no such amendment may: (i) increase the maximum number of Common Shares issuable pursuant to the Plan; (ii) change the manner of determining the minimum option price (as determined in accordance with Section 6.1 hereof); (iii) alter the Blackout Expiration Term; (iv) reduce the option price per Common Share for options granted to insiders of the Company under the Plan; (v) extend the term of an option granted to insiders of the Company under the Plan (subject to the Blackout Expiration Term); (vi) remove or exceed the insider participation limit under the Plan; (vii) amend the amending provision of the Plan; or (viii) without the consent of the Optionee, adversely alter or impair any option previously granted to an Optionee under the Plan, without the consent of the shareholders, except to the extent required by law or by the regulations, rules, by-laws or policies of any regulatory authority or stock exchange.

9.2                               Notwithstanding anything contained to the contrary in this Plan or in any resolution of the Board in implementation thereof:

9.2.1                     in the event the Company proposes to consolidate, merge, amalgamate, reorganize, be arranged or undergo an internal reorganization (other than with a wholly-owned subsidiary of the Company) or to liquidate, dissolve or wind-up, or in the event an offer to purchase the Common Shares of the Company or any part thereof shall be made to all holders of Common Shares of the Company (hereinafter individually referred to as an “Event”), the Company shall have the right, upon written notice thereof to each Optionee holding options under this Plan, to permit the exercise of all such options within the 30-day period next following the date of such notice and to determine that upon the expiration of such 30-day period, all rights of Optionees to such options or to exercise same (to the extent not theretofore exercised) shall ipso facto terminate and cease to have further force or effect whatsover, provided, however, that if any Event results in a party or parties acting in concert obtaining Control of the Company, notice shall be given by the Company to each Optionee of the acquisition of Control and all unexercised options, including all options which have not yet vested, will immediately become exercisable at the option price for the 30-day period following the date of the Event, at the expiration of which period all unexercised options will be deemed to have vesting periods and vesting conditions originally applicable prior to such Event;

9.2.2                     for the purposes of this Section 9.2, “Control” is obtained by a person or persons acting in concert if (i) securities of the Company to which are attached more than 50% of the votes that may be cast to elect directors of the Company are held, other than by way of security only, by or for the benefit of that person or by or for the benefit of those persons and (ii) the votes attached to those securities are sufficient, if exercised, to elect a majority of the directors of the Company, in all circumstances;

9.2.3                     the Board may, by resolution, advance the date on which any option may be exercised or, subject to applicable law, extend the expiration date of any option, in the manner to be set forth in such resolution, provided, however, that the period during which an option is exercisable does not exceed 10 years from the date the option is granted, provided further, however, that if the vesting of any option held by a U.S. Optionee (as defined below) who is a specified employee as defined in the Section 409A(a)(2)(B)(i) of the Code is accelerated, and the U.S. Optionee is terminated, no payments shall be made to such U.S. Optionee on account of such accelerated vesting until such time as permitted by Section 409A of the Code. The Board shall not, in the event of any such advancement or extension, be under any obligation to advance or extend the date on or by which any option may be exercised by any other Optionee; and

9.2.4    the Board may, by resolution, but subject to applicable law, decide that any of the provisions hereof concerning the effect of termination of the Optionee’s employment or cessation of the Optionee’s directorship, shall not apply for any reason acceptable to the Board.

SECTION 10 – INCENTIVE STOCK OPTIONS UNDER U.S. INTERNAL REVENUE CODE

10.1     Subject to Section 10.3.3 of this Plan, any option granted under this Plan to an Optionee who is a resident of the United States (including its territories, possessions and all areas subject to its jurisdiction) and who, at the time of grant, is an officer, key employee, Consultant or director of one of the Companies (provided, for purposes of this Section 10 only, an Optionee who is a Consultant or director is then also an officer or key employee of one of the Companies) (a “U.S. Optionee”) shall have an “incentive stock option” within the meaning of Section 422 of the Code.

10.2     No provisions of this Plan, as it may be applied to a U.S. Optionee, shall be construed so as to be inconsistent with any provision of Section 409A of the Code and Section 422 of the Code; and to the extent that any provision of the Plan does not comply with the provisions of Section 409A of the Code or Section 422 of the Code, the terms of this Plan shall be construed or deemed amended to conform to the provisions of Section 409A of the Code or Section 422 of the Code, as applicable.

10.3     Notwithstanding anything in this Plan contained to the contrary, the following provisions shall apply to each U.S. Optionee:

10.3.1   any director of the Company who is a U.S. Optionee shall be ineligible to vote upon the granting of such option to themselves.

10.3.2   any option granted under this Plan to a U.S. Optionee shall be an incentive stock option within the meaning of Section 422 of the Code, provided, however, that the aggregate fair market value (determined as of the time the option is granted) of the Common Shares with respect to which options are exercisable for the first time by such U.S. Optionee during any calendar year under this Plan and all other incentive stock option plans, within the meaning of Section 422 of the Code, of any of the Companies does not exceed $100,000 in U.S. funds;

10.3.3   to the extent that the aggregate fair market value (determined as of the time the option is granted) of the Common Shares with respect to which incentive stock options (determined without reference to this Section 10.3.3) are exercisable for the first time by such U.S. Optionee during any calendar year under this Plan and all other incentive stock option plans, within the meaning of Section 422 of the Code, of any of the Companies exceeds $100,000 in U.S. funds, such options shall be treated as nonqualified stock options (i.e., options which fail to qualify as incentive stock options within the meaning of Section 422 of the Code) in accordance with Section 422(d) of the Code;

10.3.4              the purchase price for Common Shares under each option granted to a U.S. Optionee pursuant to this Plan shall not be less than the fair market value of such Common Shares at the time the option is granted, as determined in good faith by the Board at such time, provided, however, that if the Common Shares (or any shares into which the Common Shares are converted or exchanged as described in Section 8 hereof) are listed on a Designated Exchange, the purchase price for such Common Shares shall in no event be lower than the Market Price of the Common Shares at the time of grant;

10.3.5              if any U.S. Optionee to whom an option is to be granted under this Plan is at the time of the grant of such option the owner of shares possessing more than 10% of the total combined voting power of all classes of stock of any of the Companies, then the following special provisions shall be applicable to options granted to such individual:

10.3.5.1                       the purchase price for Common Shares under each option granted to such U.S. Optionee pursuant to this Plan shall not be less than 110% of the fair market value of such Common Shares at the time the option is granted, as determined in good faith by the Board at such time, provided, however, that if the Common Shares (or any shares into which the Common Shares are converted or exchanged as described in Section 8 hereof) are listed on a Designated Exchange, the purchase price for such Common Shares shall in no event be lower than 110% of the Fair Market Price of the Common Shares at the time of grant, and

10.3.5.2                       for the purpose of this Section 10.3.5 only, the exercise period shall not exceed five years from the date of grant;

10.3.6              no option may be granted hereunder to a U.S. Optionee following the expiry of 10 years after the date on which this Plan is adopted by the Board or the date this Plan is approved by the shareholders of the Company, whichever is earlier; and

10.3.7              no option granted to a U.S. Optionee under this Plan shall become exercisable unless (and until) this Plan shall have been approved by the shareholders of the Company within 12 months before or after the date on which the Plan is adopted by the Board.

SECTION 11 – ADDITIONAL RESTRICTIONS UNDER THE UNITED STATES SECURITIES LAWS

11.1                        Neither the options being issued pursuant to the Plan nor the Common Shares issuable upon exercise of such options have been or will be registered under the United States Securities Act of 1933, as amended (the “U.S. Securities Act”), or any state securities laws. The Company is issuing the options and offering the Common Shares issuable upon exercise of the options in the United States in reliance on the exemption from the registration requirements of the U.S. Securities Act afforded by Rule 701 thereunder. Outside of the United States, the offering of options and Common Shares issuable upon exercise of the options is being made pursuant to Regulation S under the U.S. Securities Act.

11.2                        The options and Common Shares issuable upon exercise of the options are and will be subject to restrictions on transferability and resale and may not be transferred or resold except (i) as permitted under the terms of the Plan and (ii) pursuant to registration under the U.S. Securities Act and the applicable state securities laws or pursuant to an exemption from, or in a transaction that is not required to be registered under, such registration requirements. Each Optionee that is resident in the United States will be required to sign an acknowledgement in the form of Schedule B to this Plan acknowledging the foregoing, including the transfer restrictions imposed by the U.S. Securities Act and applicable state securities laws. In addition, the certificates evidencing the options issued to Optionees resident in the United States and the certificates evidencing the Common Shares issuable upon exercise of the options issued to Optionees resident in the United States will bear a legend to the foregoing effect. Because of the foregoing restrictions, purchasers are advised to consult legal counsel prior to making any offer, resale, pledge or other transfer of the options or Common Shares issuable upon exercise of the Options.

SECTION 12 – MISCELLANEOUS PROVISIONS

12.1                        The Company’s obligation to issue options or Common Shares under the Plan is subject to all of the applicable laws, regulations or rules of any government agency or other competent authority in respect to the issuance or distribution of securities and to the rules of any stock exchange on which Common Shares of the Company are listed, if applicable. Each Optionee shall agree to comply with such laws, regulations and rules.

12.2                        The Participation in the Plan of a director, officer or employee of any of the Companies shall be optional and shall be entirely optional and shall not be interpreted as conferring upon a director, officer or employee of the Companies any rights or privileges whatsoever, except for the rights and privileges set out in the Plan.  Neither the Plan or any act that is done under the terms of the Plan shall be interpreted as restricting the right of any of the Companies to terminate the employment of an officer or employee at any time. Any notice of dismissal given to an officer or employee at the time his or her employment terminates, or any payment instead of such notice, or any combination of the two, shall not have the effect of extending the duration of the employment for purposes of the Plan.

12.3                        The Plan and any options granted under the terms of the Plan shall be governed and interpreted in accordance with the laws of the Province of Quebec and the federal laws of Canada applicable therein.

The Plan does not provide for any guarantee in respect of any loss or profit which may result from fluctuation in the price of the Common Shares.

SECTION 13 – EFFECTIVE DATE OF PLAN

13.1                        Should any further changes be required in this Plan by any securities commission or other governmental body of any province of Canada to which this Plan has been submitted or by any stock exchange on which the Common Shares may from time to time be listed, such changes shall be made in this Plan as are necessary to conform with such requests and, if such changes are approved by the Board, this Plan, as amended, shall remain in full force and effect in its amended and restated form as of and from June 27, 2012.

By order of the Board of Directors

Schedule A

Form of Notice of Exercise

NOTICE OF EXERCISE

TO:                                                                         MethylGene Inc.

ATTENTION:              Chief Executive Officer or Chief Financial Officer

Pursuant to the Amended and Restated Stock Option Plan (the “Plan”) of MethylGene Inc. (the “Company”) dated September 21, 2011, the undersigned hereby irrevocably elects to exercise his or her option to purchase                        common shares of the Company (the “Common Shares) which are subject to an option (the “Option”) granted on                         , 20     (the “Grant Date”) in accordance with the elections indicated below.

The undersigned elects that the Company satisfy the exercise indicated above by (note: to validly exercise the Option, the undersigned must select one (but not more than one) of the three options listed below.)

☐                                    Cash Payment – making (or causing to be made) a cash payment in an amount calculated as the excess of (X) the product of the Fair Market Price as at the date hereof (if such Fair Market Price is greater than the applicable Option price) and the number of Common Shares first noted above over (Y) the product of the Option price and the number of such Common Shares, less any applicable withholding tax and any applicable fees (provided, however, that if the Optionee has elected to exercise an Option as a “Cash Payment”, the Company may determine in its sole discretion to satisfy such exercise by requiring the Optionee to elect that the Company either (a) issue to such Optionee from treasury the specified number of Common Shares subject to the Option exercise in lieu of a cash payment, or (b) issue to such Optionee from treasury the number of Common Shares determined in accordance with Section 7.1.8 of the Plan (a Cashless Exercise) in lieu of a cash payment); or

☐                                    Issuance of Common Shares from Treasury – issuing to the Optionee from treasury the number of Common Shares first noted above; or

☐                                    Cashless Exercise – issuing to the Optionee from treasury the number of Common Shares determined in accordance with Section 7.1.8 of the Plan.

If any Common Shares are to be issued by the Company in accordance with the exercise made pursuant to this Notice of Exercise, the undersigned requests that such Common Shares be issued in his or her name (or his or her personal representatives or legatees) as follows in accordance with the terms of the Plan:

(Print Name as Name is to Appear on Share Certificate)

If the undersigned has elected to exercise the Option as a “Cash Payment” and the Company has determined to satisfy such exercise by requiring the undersigned to elect that the Company issue

Common Shares from treasury in lieu of such cash payment and the undersigned has elected that the Company issue Common Shares in accordance with paragraph (a) under “Cash Payment” above or the undersigned has elected to exercise the option as an “Issuance of Common Shares from Treasury”, the undersigned confirms that enclosed is a certified cheque payable to the Company in the aggregate amount of $                           (being $                   per Common Share) in full payment of the aggregate exercise price for the total number of Common Shares acquired pursuant to the Option so exercised under this Notice of Exercise and any applicable withholding tax.

If the undersigned has elected to exercise the Option as a “Cash Payment”, the undersigned requests that the cheque the Company will issue (or cause to be issued), subject to the Company’s right to satisfy such exercise by issuing Common Shares from treasury in lieu of such cash payment as described above and in accordance with the terms of the Plan, be made payable in his or her name (or his or her personal representatives or legatees) as follows in accordance with the terms of the Plan:

(Print Name as Name is to Appear on the Cheque)

The undersigned acknowledges that he or she has not been induced to purchase the Common Shares or to otherwise exercise Options by expectation of employment or continued employment with the Company.

Capitalized terms used and not otherwise defined herein have the meaning ascribed to those terms in the Plan.

DATED this            day of                         , 20

Optionee

Schedule B

Form of Letter to be Signed by Optionees participating in the Employee Stock Option Plan who are resident in the United States

[DATE]

METHYLGENE INC.

7210 Frederick-Banting Street

Suite 100 Montreal, Quebec H4S 2A1

Dear Sirs:

In connection with my proposed participation in the Stock Option Plan (the “Plan”) of MethylGene Inc. (the “Company”) I confirm that:

1.                                      I understand that the options issued under the Plan (the “Options”) and the common shares issuable upon exercise of the Options (the “Common Shares”) have not been and will not be registered under the U.S. Securities Act of 1933, as amended (the “U.S. Securities Act”), or applicable state securities laws, and may not be sold except as permitted in the following sentence. I understand and agree, (x) that the Options and Common Shares are being offered only in transactions exempt from the registration requirements of the U.S. Securities Act pursuant to the exception from such registration requirements afforded by Rule 701 under this Securities Act, and (y) that if I should decide to offer, sell or otherwise transfer any of the Options or Common Shares issued upon exercise of the Options, I will not do so unless (i) the sale is permitted by the terms of the Plan and (ii)(A) the sale is to the Company; or (B) the sale is made outside the United States in compliance with the requirements of Rule 904 of Regulation S of the U.S. Securities Act; or (C) the sale is made pursuant to an exemption from registration under the U.S. Securities Act provided by Rule 144 thereunder, if available; or (D) the Options or Common Shares are sold in another transaction that does not require registration under the U.S. Securities Act; or (E) the sale is made pursuant to an effective registration statement under the U.S. Securities Act and, in each case, in accordance with any applicable securities laws of any state in the United States or any other applicable jurisdiction.  If the proposed sale or other transfer is being made pursuant to clause (ii )(C) or (ii)(D) of the preceding sentence, I shall furnish to the Company an opinion of counsel of recognized standing reasonably satisfactory to the Company to the effect that such registration is not required. Finally, I further undertake and agree that in any case I will not directly or indirectly engage in any hedging transactions with regard to the Options or the Common Shares except as permitted by the U.S. Securities Act;

2.                                      I understand that the Company will rely upon the truth and accuracy of the foregoing acknowledgments, representations and agreements, and I agree that if any of the acknowledgments, representations and agreements made by me in connection with my participation in the Plan or the exercise of Options for Common Shares are no longer accurate, I shall promptly notify the Company;

3.                                      I understand that, upon the original issuance of the Options and the Common Shares issued upon exercise of the Options, and until such time as is no longer required under applicable requirements of the U.S. Securities Act or applicable state laws, all certificates representing the Options and the Common Shares issuable upon exercise of the Options, and all certificates issued in exchange therefor or in substitution thereof, shall bear, on the face of such certificates, the following legend:

THE [SHARES][OPTIONS] REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR ANY STATE SECURITIES LAWS. THE HOLDER HEREOF, BY [ACQUIRING][PURCHASING] SUCH [OPTIONS][SHARES], AGREES FOR THE BENEFIT OF METHYLGENE INC. (THE “COMPANY”) THAT SUCH [OPTIONS][SHARES] MAY, BE OFFERED, SOLD OR OTHERWISE TRANSFERRED ONLY (X) IN ACCORDANCE WITH THE TERMS OF THE STOCK OPTION PLAN OF THE COMPANY AND (Y)(I) TO THE COMPANY, OR (II) OUTSIDE THE UNITED STATES IN ACCORDANCE WITH RULE 904 OF REGULATION S UNDER THE SECURITIES ACT, OR (III) PURSUANT TO THE EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT PROVIDED BY RULE 144 THEREUNDER, IF AVAILABLE, OR (IV) PURSUANT TO ANY OTHER AVAILABLE EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT, OR (V) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND, IN EACH CASE, IN ACCORDANCE WITH ANY APPLICABLE STATE SECURITIES LAWS OF ANY STATE IN THE UNITED STATES OR OTHER APPLICABLE JURISDICTION DELIVERY OF THIS CERTIFICATE MAY NOT CONSTITUTE “GOOD DELIVERY” IN SETTLEMENT OF TRANSACTIONS ON STOCK EXCHANGES IN CANADA. A NEW CERTIFICATE, BEARING NO LEGEND, DELIVERY OF WHICH WILL CONSTITUTE “GOOD DELIVERY”, MAY BE OBTAINED FROM THE TRUST COMPANY UPON DELIVERY OF THIS CERTIFICATE AND A DULY EXECUTED DECLARATION, IN A FORM SATISFACTORY TO COMPUTERSHARE TRUST COMPANY OF CANADA AND THE COMPANY, TO THE EFFECT THAT THE SALE OF THE SECURITIES REPRESENTED HEREBY MADE IS BEING IN COMPLIANCE WITH RULE 904 OF REGULATION S UNDER THE SECURITIES ACT.

Provided, that if the Common Shares are being sold outside the United States in compliance with the requirements of Rule 904 of ReguIation S, the legend may be removed by providing a declaration to Computershare Trust Company of Canada as registrar and transfer agent for the Common Shares, to the effect set forth in Appendix 1 hereto (or as the Company may prescribe from time to time); provided, further, that if any such Common Shares are being sold under clause (Y)(III) or (Y)(IV) of the foregoing paragraph, the legend may be removed by delivery to Computershare Trust Company of Canada of an opinion of counsel, of recognized standing reasonably satisfactory to the Company, to the effect that such legend is no longer required under applicable requirements of the U.S. Securities Act or state securities laws;

4.                                      I consent to the Company making a notation on its records of giving instructions to any transfer agent of the Options and the Common Shares in order to implement the restrictions on transfer set forth and described above; and

5.                                      You are entitled to rely on this letter and you are irrevocably authorized to produce this letter or a copy hereof to any interested party in any administrative or legal proceeding or official inquiry with respect to the matters covered hereby.

Very truly yours,
[Name of U.S. Employee Participant]

Appendix 1

Form of Declaration for Removal of Legend

To:                             COMPUTERSHARE TRUST COMPANY OF CANADA

as registrar and transfer agent

for the [Options to Acquire Common Shares]

[Common Shares] (the “Securities”)

of MethylGene Inc.

7210 Frederick-Banting Street

Suite 100

Montreal, Quebec H4S 2A1

The undersigned (A) acknowledges that the sale of [Options to Acquire Common Shares][Common Shares] of MethylGene Inc., represented by certificate number[s]                           , to which this declaration relates is being made in reliance on Rule 904 of Regulation S under the United States Securities Act of 1933, as amended (the “U.S. Securities Act”), and (B) certifies that (1) [he] is not an “affiliate” (as defined in Rule 405 under the U.S. Securities Act) MethylGene Inc. (2) the offer of such securities was not made to a person in the United States and either (a) at the time the buy order was originated, the buyer was outside the United States, or the seller and any person acting on its behalf reasonably believe that the buyer was outside the United States, or (b) the transaction was executed on or through the facilities of The Toronto Stock Exchange and neither the seller nor any person acting on its behalf knows that the transaction has been prearranged with a buyer in the United States and (3) neither the seller nor any person acting on its behalf engaged in any direct selling efforts in connection with the offer and sale of such securities.  Terms used herein have the meanings given to them by Regulation S under the U.S. Securities Act.

Dated:

By:
Name:
Title:

1